                                                                   Exhibit 10.11


                              FIRST AMENDMENT TO
                              ------------------
                     AMENDED AND RESTATED CREDIT AGREEMENT
                     -------------------------------------


     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated
                                                     ---------
effective as of September 25, 1999, is among RENAISSANCE WORLDWIDE, INC. ("Borrower"), a Massachusetts corporation, each of the banks or other lending
  --------
institutions which is a party hereto (individually, each a "Lender", and
                                                            ------
collectively the "Lenders") and BANK OF AMERICA, N.A., as administrative agent
                  -------
for the Lenders (in such capacity, the "Administrative Agent").
                                        --------------------

                                   RECITALS:

     Borrower, the Administrative Agent and the Lenders have entered into that certain Amended and Restated Credit Agreement dated as of July 15, 1999 (as amended, restated, or modified from time to time, the "Credit Agreement").
                                                       ----------------
Borrower, Administrative Agent and the Lenders now desire to amend the Credit Agreement as set forth herein.

     NOW, THEREFORE, BE IT RESOLVED, THAT, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE 1

                                  Definitions
                                  -----------

     1.1  Definitions. Capitalized terms used in this Amendment, to the extent
          -----------
          not otherwise defined herein, shall have the same meanings as in the Credit Agreement, as amended hereby.

                                   ARTICLE 2

                                  Amendments
                                  ----------

     1.2  Amendment to Section  4.2.
          -------------------------

          (A) The first sentence of Section 4.2 of the Credit Agreement and the table set forth therein are hereby amended to read in their entirety as follows:

          Section 4.2   Prior to the receipt of the Applicable Rate Certificate
          -----------
     to be delivered with Borrower's financial statements for the Fiscal Quarter ending December 25, 1999, the margins identified in Section 4.1 and the
                                                         -----------
     Commitment Fee Rate shall be as follows: (i) the Libor Rate Margin shall be three and one-half percent (3.50%); (ii) the Base Rate Margin shall be two and one-quarter percent (2.25%); and (iii) the Commitment Fee Rate shall be five-eighths of one percent (0.625%); thereafter, the Libor Rate Margin, the Base Rate Margin, and the Commitment Fee Rate shall be determined in accordance with the following table:

     ========================================================================
                                     LIBOR RATE    BASE RATE     COMMITMENT
        LEVERAGE RATIO                 MARGIN        MARGIN       FEE RATE
     ========================================================================

      Less than 0.75 to 1.00            1.50%         0.25%        0.375%
     ------------------------------------------------------------------------
      Greater than or equal to          2.00%         0.75%         0.50%
      0.75 to 1.00 but less
      than 1.75 to 1.00
     ------------------------------------------------------------------------
      Greater than or equal to          2.50%         1.25%         0.50%
      1.75 to 1.00 but less
      than 2.75 to 1.00
     ------------------------------------------------------------------------
      Greater than or equal to          3.00%         1.75%         0.50%
      2.75 to 1.00 but less
      than 3.5 to 1.00
     ------------------------------------------------------------------------
      Greater than or equal to          3.50%         2.25%        0.625%
      3.5 to 1.00
     ========================================================================

          (B) The penultimate sentence of Section 4.2 of the Credit Agreement is hereby amended to read in its entirety as follows:

          If Borrower fails to deliver such Applicable Rate Calculation with respect to any Fiscal Quarter which sets forth the Leverage Ratio within the period of time required by subsection 10.1(c): (i) the Libor Rate
                                    ------------------
     Margin (for Interest Periods commencing after the applicable Adjustment
     Date) shall automatically be adjusted to three and one-half percent (3.50%) per annum; (ii) the Base Rate Margin shall automatically be adjusted to two and one-quarter percent (2.25%) per annum; and (iii) the Commitment Fee Rate shall automatically be adjusted to five-eighths of one percent (0.625%) per annum.

     1.3  Amendment to Section 11.4.  Subsection 11.4(iii) of the Credit
          -------------------------
          Agreement is hereby amended and restated to read in its entirety as follows:

          (iii) Borrower may purchase or redeem stock, stock rights, options or similar rights not to exceed Fifteen Million Dollars ($15,000,000) in the aggregate from the Closing Date through the Termination Date; provided, in
                                                                   --------
     each instance, that (i) after giving effect to any such purchase or redemption Borrower will have at least Fifteen Million Dollars ($15,000,000) of borrowing availability under both the Borrowing Base and the aggregate Revolving Commitments, and (ii) Borrower's Leverage Ratio at such time (as evidenced by the Compliance Certificate most recently delivered as required by subsection 10.1(c)) is less than 2.50 to 1.00,
                              -------------------
     provided, however, that if Borrower fails to provide a Compliance
     --------  -------
     Certificate within the period required by subsection 10.1(c), Borrower's
                                               ------------------
     Leverage Ratio shall be

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, Page 2
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     deemed to exceed 2.50 to 1.00 until a Compliance Certificate demonstrating that such Leverage Ratio is less than 2.50 to 1.00 is delivered to the Administrative Agent.

     1.4  Amendment to Section 12.2.  Section 12.2 of the Credit Agreement is
          -------------------------
          hereby amended and restated to read in its entirety as follows:

          Section 12.2   Maximum Total Leverage Ratio. Borrower shall not permit
          ------------   ----------------------------
     its Leverage Ratio at the end of any Fiscal Quarter to exceed (i) 3.95 to
     1.00 for its Fiscal Quarter ending September 25, 1999; (ii) 3.00 to 1.00 for its Fiscal Quarter ending December 25, 1999; (iii) 3.25 to 1.00 for its Fiscal Quarter ending March 25, 2000; (iv) 3.5 to 1.00 for its Fiscal Quarter ending June 24, 2000; (v) 3.00 to 1.00 for its Fiscal Quarter ending September 30, 2000; or (vi) 2.50 to 1.00 for its Fiscal Quarter ending December 28, 2000, or any Fiscal Quarter thereafter. Further, for any period that Borrower's Leverage Ratio equals or exceeds 3.00 to 1.00, Borrower shall pledge to the Administrative Agent as security for the Obligations, pursuant to agreements in form and substance satisfactory to the Administrative Agent, an amount in immediately available funds equal to the amount by which the Outstanding Revolving Credit of all of the Lenders exceeds an amount equal to (i) the Borrowing Base (calculated as if the advance rate for Eligible Receivables were 80% rather than 85%) minus (ii)
                                                                     -----
     the outstanding principal amount of the Term Loan, such funds to be held in a cash collateral account by the Administrative Agent without any right of withdrawal by Borrower unless and until Borrower's Leverage Ratio is less than 3.00 to 1.00.

     1.5  Amendment to Section 12.3.  Section 12.3 of the Credit Agreement is
          -------------------------
          hereby amended and restated to read in its entirety as follows:

          Section 12.3   Minimum Fixed Charge Coverage Ratio. As of the end of
          ------------   -----------------------------------
     each Fiscal Quarter, Borrower shall not permit the ratio of (a) its EBITDAR for the four (4) Fiscal Quarter period then ending to (b) the sum of (i) Interest Expense during such period and (ii) Rental Expense paid during such period to be less than (i) 1.50 to 1.00 for the four (4) Fiscal Quarter period ending September 25, 1999; (ii) 1.75 to 1.00 for each of the four (4) Fiscal Quarter periods ending December 25, 1999, March 25, 2000, and June 24, 2000; (iii) 2.00 to 1.00 for the four (4) Fiscal Quarter period ending September 30, 2000; or (iv) 2.50 to 1.00 for the four (4) Fiscal Quarter period ending December 28, 2000, or any four (4) Fiscal Quarter period ending thereafter.

                                   ARTICLE 3

                             Conditions Precedent
                             --------------------

     1.6  Conditions.  The effectiveness of this Amendment is subject to the
          ----------
          satisfaction of the following conditions precedent:

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, Page 3
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          (a)  The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date;

          (b) No Default or Event of Default shall have occurred and be continuing;

          (c) Borrower shall have delivered to the Administrative Agent an executed original copy of this Amendment;

          (d) Borrower shall have delivered to the Administrative Agent, in form satisfactory to the Administrative Agent, a revised audit of its Borrowing Base;

          (e) Borrower shall have paid to the Administrative Agent and each Lender executing this Amendment all fees, costs and expenses owed to and/or incurred by each of the Administrative Agent and each such Lender arising in connection with this Amendment, including, without limitation, (i) an amendment fee to each such Lender in an amount equal to twenty-two and one-half (22.5) basis points of the amount of each such Lender's Commitments, and (ii) the reasonable fees, costs and expenses of the Administrative Agent's legal counsel, Jenkens & Gilchrist, a Professional Corporation; and

          (f) All proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to (i) the Administrative Agent, (ii) the Required Lenders and (iii) the Administrative Agent's legal counsel, Jenkens & Gilchrist, a Professional Corporation.

                                   ARTICLE 4

                 Ratifications, Representations and Warranties
                 ---------------------------------------------

     1.7  Ratifications.  The terms and provisions set forth in this Amendment
          -------------
          shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, the Administrative Agent and the Lenders agree that the Credit Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     1.8  Representations and Warranties.  Borrower hereby represents and
          ------------------------------
          warrants to the Administrative Agent and the Lenders that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of Borrower and will not violate the articles of incorporation or bylaws of Borrower; (ii) the representations and warranties contained in the Credit

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, Page 4
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          Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof (except to the extent that such representations and warranties were expressly, in the Credit Agreement, made only in reference to a specific date); (iii) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing; and (iv) Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Loan Documents.

                                   ARTICLE 5

                                 Miscellaneous
                                 -------------

     1.9  Survival of Representations and Warranties.  All representations and
          ------------------------------------------
          warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Administrative Agent or any Lender shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

     1.10 Reference to Credit Agreement.  Each of the Loan Documents, including
          -----------------------------
          the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

     1.11 Severability.  Any provision of this Amendment held by a court of
          ------------
          competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     1.12 Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN
          --------------
          ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

     1.13 Successors and Assigns.  This Amendment is binding upon and shall
          ----------------------
          inure to the benefit of the Administrative Agent, the Lenders, and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of all the Lenders.

     1.14 Counterparts.  This Amendment may be executed in one or more
          ------------
          counterparts, and on telecopy counterparts each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, Page 5
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     1.15 Effect of Waiver.  No consent or waiver, express or implied, by the
          ----------------
          Administrative Agent or any Lender to or for any breach of or deviation from any covenant, condition or duty by Borrower or any Loan Party shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

     1.16 Headings.  The headings, captions, and arrangements used in this
          --------
          Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     1.17 ENTIRE AGREEMENT.  THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS
          ----------------
          AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.


               [Remainder of this page intentionally left blank]

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, Page 6

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment effective as of the date first written above.

                                   BORROWER:
                                   --------

                                   RENAISSANCE WORLDWIDE, INC.


                                   By:   /s/ Richard L. Bugley
                                      ------------------------------------------
                                   Name:     Richard L. Bugley
                                        ----------------------------------------
                                   Title:  VP and General Counsel
                                         ---------------------------------------


                                   LENDERS:
                                   -------

                                   BANK OF AMERICA, N.A.,
                                   as the Administrative Agent and as a Lender


                                   By:   /s/ Fred L. Thorne
                                      ------------------------------------------
                                   Name:     Fred L. Thorne
                                        ----------------------------------------
                                   Title:   Managing Director
                                         ---------------------------------------


                                   GMAC COMMERCIAL CREDIT LLC (formerly
                                   BNY Factoring LLC),
                                   as the Syndication Agent and as a Lender


                                   By:   /s/ Frank Imperato
                                      ------------------------------------------
                                   Name:     Frank Imperato
                                        ----------------------------------------
                                   Title:_______________________________________


                                   CITIZENS BANK OF MASSACHUSETTS


                                   By:   /s/ William F. Granchelli
                                      ------------------------------------------
                                   Name:     William F. Granchelli
                                        ----------------------------------------
                                   Title:   Senior Vice President
                                         ---------------------------------------


                                   THE CIT GROUP / BUSINESS CREDIT, INC.


                                   By:   /s/ Eric Maloy
                                      ------------------------------------------
                                   Name:     Eric Maloy
                                        ----------------------------------------
                                   Title:   AVP/AE
                                         ---------------------------------------

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, Page 7

                                   DEBIS FINANCIAL SERVICES, INC.


                                   By:   /s/ James M. Vandervalk
                                      ------------------------------------------
                                   Name:     James M. Vandervalk
                                        ----------------------------------------
                                   Title:   President, ABL Division
                                         ---------------------------------------


                                   FINOVA CAPITAL CORPORATION


                                   By:   /s/ Brian Rujawitz
                                      ------------------------------------------
                                   Name:     Brian Rujawitz
                                        ----------------------------------------
                                   Title:   AVP
                                         ---------------------------------------


                                   NATIONAL BANK OF CANADA


                                   By:   /s/ A. Keith Broyles
                                      ------------------------------------------
                                   Name:     A. Keith Broyles
                                        ----------------------------------------
                                   Title:   Vice President & Manager
                                         ---------------------------------------


                                   PNC BUSINESS CREDIT


                                   By:   /s/ Wing C. Louie
                                      ------------------------------------------
                                   Name:     Wing C. Louie
                                        ----------------------------------------
                                   Title:   Vice President
                                         ---------------------------------------


                                   WEBSTER BANK


                                   By:   /s/ Charles C. Thomas
                                      ------------------------------------------
                                   Name:     Charles C. Thomas
                                        ----------------------------------------
                                   Title:   Vice President
                                         ---------------------------------------

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, Page 8

          REAFFIRMATION OF GUARANTY AND PLEDGE AND SECURITY AGREEMENT
          -----------------------------------------------------------

     Each of the undersigned hereby (i) consents to the execution and delivery of the First Amendment to Amended and Restated Credit Agreement to which this Reaffirmation of Guaranty and Pledge and Security Agreement is attached (the "Amendment") by the parties thereto, (ii) agrees that the Amendment shall not
 ---------
limit or diminish the obligations of each of the undersigned under that certain Subsidiary Guaranty dated as of July 15, 1999 (as amended, the "Guaranty"), or
                                                                --------
under that certain Pledge and Security Agreement dated as of July 15, 1999 (as amended, the "Pledge and Security Agreement"), executed or joined in by each of
              -----------------------------
the undersigned and delivered to the Administrative Agent, (iii) reaffirms its obligations under each of the Guaranty and the Pledge and Security Agreement, and (iv) agrees that each of the Guaranty and the Pledge and Security Agreement remains in full force and effect and is hereby ratified and confirmed.

Dated effective as of September 30, 1999.


                            COBA GROUP, U.S.A., LTD.
                            THE HUNTER GROUP, INC.
                            THE HUNTER GROUP INTERNATIONAL, INC.
                            THE MANAGEMENT DECISIONS GROUP, INC.
                            NEOGLYPHICS MEDIA CORPORATION
                            RENAISSANCE GOVERNMENT SOLUTIONS, INC.
                            THE REGISTRY INC. NETWORK CONSULTING PRACTICE RENAISSANCE WORLDWIDE INTERNATIONAL HOLDINGS, INC. RENAISSANCE WORLDWIDE IT CONSULTING SERVICES, INC. RENAISSANCE WORLDWIDE STRATEGY, INC.
                            STERLING INFORMATION GROUP, INC.
                            TECHNOMIC CONSULTANTS, INC.
                            TRI SECURITIES CORP.

                            By:   /s/ Richard L. Bugley
                               ------------------------------------------------
                            Name:     Richard L. Bugley
                                 ----------------------------------------------
                            Title:  Vice President and General Counsel for
                                    each of the foregoing

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, Page 9

                              ARI NATIONAL COMPANY

                              By:   /s/ Richard L. Bugley
                                 -----------------------------------------------
                              Name:     Richard L. Bugley
                                   ---------------------------------------------
                              Title:  Sole Trustee

                              This Reaffirmation of Guaranty and Pledge and Security Agreement is executed on behalf of ARI National Company by its sole trustee as sole trustee and not individually, and the obligations of ARI National Company hereunder are not binding upon any of ARI National Company's sole trustee, officers or shareholders or any of them individually but are binding only upon the assets and property of ARI National Company. The Agreement and Declaration of Trust of ARI National Company is on file with the Secretary of the Commonwealth of Massachusetts.


FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, Page 10